UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

(415) 506-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 12, 2026, BioMarin Pharmaceutical Inc. (BioMarin or the company) presented a business update at the 44th Annual J.P. Morgan Healthcare Conference (the Presentation), during which BioMarin disclosed that based on preliminary results BioMarin estimates that it generated approximately $3.2 billion in total revenues (unaudited) for the year ended December 31, 2025, including approximately $920 million in revenues (unaudited) for the year ended December 31, 2025 from sales of VOXZOGO®. Additionally, BioMarin expects to incur an asset write-down related to ROCTAVIAN in the fourth quarter ended December 31, 2025 of approximately $230 to $260 million, of which approximately $120 to $125 million, or $(0.60) to $(0.64) per share assuming approximately 200 million weighted-average diluted shares outstanding, is expected to reduce BioMarin’s Non-GAAP Income and Non-GAAP Diluted Earnings Per Share (EPS) results for the year ended December 31, 2025. Excluding the impact of the asset write-down, BioMarin’s 2025 full-year financial guidance for Non-GAAP Diluted EPS, previously provided on October 27, 2025, remains unchanged.

The information in this Item 2.02 is unaudited, preliminary, and subject to BioMarin’s normal quarterly and annual accounting and financial statement closing procedures. The information in this Item 2.02 does not present all information necessary for an understanding of BioMarin’s results of operations for the fiscal year ended December 31, 2025, and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles. There can be no assurance that actual results will not differ from the preliminary estimates in this Item 2.02. BioMarin expects to report its results for the fourth quarter and full year 2025 in February 2026. The Presentation was previously announced by press release and was made available to the public via simultaneous webcast, and the slides that accompanied the Presentation were made available to the public on BioMarin’s website. A copy of the relevant slides relating to the aforementioned financial update is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Relevant Slides from BioMarin Pharmaceutical Inc. J.P. Morgan 2026 Presentation, dated January 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements about the financial performance of BioMarin Pharmaceutical Inc., including preliminary estimated unaudited total revenues for the year ended December 31, 2025, including revenues from sales of VOXZOGO, as well as the expected asset write-down related to ROCTAVIAN, estimates of the number of BioMarin’s weighted average diluted shares outstanding and the related impact to BioMarin’s Non-GAAP financial results. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others: completion of BioMarin’s normal quarterly and annual accounting and financial statement closing procedures for the quarter and the year ended December 31, 2025, and those factors detailed in

BioMarin’s filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as such factors may be updated by any subsequent reports. Investors are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation and expressly disclaims any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This current report on Form 8-K contains both GAAP information and Non-GAAP information. Non-GAAP Income is defined by the company as GAAP Net Income excluding amortization of intangible assets, stock-based compensation expense and, in certain periods, certain other specified items. For the quarter and year ended December 31, 2025, these other items are expected to include a portion of the asset write-down related to ROCTAVIAN. The company also includes a Non-GAAP adjustment for the estimated tax impact of the reconciling items. Non-GAAP Diluted EPS is defined by the company as Non-GAAP Income divided by Non-GAAP Weighted-Average Diluted Shares Outstanding. Non-GAAP Weighted-Average Diluted Shares Outstanding is defined by the company as GAAP Weighted-Average Diluted Shares Outstanding, adjusted to include any common shares issuable under the company’s equity plans and convertible debt in periods when they are dilutive under Non-GAAP.

BioMarin regularly uses both GAAP and Non-GAAP results and expectations internally to assess its financial operating performance and evaluate key business decisions related to its principal business activities: the discovery, development, manufacture, marketing and sale of innovative biologic therapies. Because such Non-GAAP metrics are important internal measurements for BioMarin, BioMarin believes that providing this information in conjunction with GAAP information enhances investors’ and analysts’ ability to meaningfully compare the company’s results from period to period and to its forward-looking guidance, and to identify operating trends in the company’s principal business.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to comparable GAAP measures and should be read in conjunction with the consolidated financial information prepared in accordance with GAAP. Investors should note that the Non-GAAP information is not prepared under any comprehensive set of accounting rules or principles and does not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP. Investors should also note that these Non-GAAP financial measures have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. In addition, from time to time in the future there may be other items that the company may exclude for purposes of its Non-GAAP financial measures; likewise, the company may in the future cease to exclude items that it has historically excluded for purposes of its Non-GAAP financial measures. Because of the non-standardized definitions, the Non-GAAP financial measure as used by BioMarin in this presentation may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: January 12, 2026	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer